Exhibit 10.90.1

Execution Version

AMENDMENT NO. 1
TO
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of June 19, 2003, is entered into among PNM RECEIVABLES CORP. ("Seller"), PUBLIC SERVICE COMPANY OF NEW MEXICO ("Servicer"), EAGLEFUNDING CAPITAL CORPORATION ("EagleFunding"), FLEET SECURITIES, INC., as a "Managing Agent" (the "Managing Agent") and FLEET NATIONAL BANK ("Fleet"), as an Alternate Investor and as Deal Agent (in such capacity, the "Deal Agent").  Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

PRELIMINARY STATEMENTS

            A.            Reference is made to that certain Receivables Purchase Agreement dated as of April 8, 2003 among Seller, Servicer, EagleFunding, the Managing Agent and the Deal Agent (as the same may be amended, restated, supplemented or modified from time to time, the "Receivables Purchase Agreement").

                        B.           The parties hereto have agreed to amend the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.

            SECTION 1.  Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend Section 2.3 of the Receivables Purchase Agreement to insert the words "or other funds available to the Seller" immediately after the words "proposed reduction of Aggregate Capital from Collections".

            SECTION 2.  Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:

            (a)        this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

            (b)       on the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Investor Interests do not exceed the Maximum Investor Interest.

        SECTION 3.  Conditions Precedent.  This Amendment shall become effective on the first Business Day (the "Effective Date") on which the Deal Agent or its counsel has received counterpart signature pages of this Amendment, executed by each of the parties hereto.

        SECTION 4.  Reference to and Effect on the Transaction Documents.

                    (a)                Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this Receivables Purchase Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.

                    (b)               Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

                    (c)                The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Deal Agent, any Managing Agent or any Investor under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

        SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        SECTION 8.  Fees and Expenses.   Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Deal Agent, Managing Agent or Investors in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Deal Agent, Managing Agent or Investors with respect thereto.

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2

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

PNM RECEIVABLES CORP.

By:______/s/ Terry R. Horn ___________
Name:  Terry R. Horn
Title:    Treasurer

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: ______/s/ Terry R. Horn ___________
Name:  Terry R. Horn
Title:    Vice President and Treasurer

EAGLEFUNDING CAPITAL CORPORATION, as Conduit Investor

By:  Fleet Securities, Inc. as attorney-in-fact

By:       /s/ Amy S. Roberts
Name:  Amy S. Roberts
Title:    Managing Director

FLEET NATIONAL BANK, as Alternate Investor

By:  /s/ Stephen J. Hoffman
Name:  Stephen J. Hoffman
Title:    Director

FLEET SECURITIES, INC., as Managing Agent and as Deal Agent

By:      /s/ Amy S. Roberts
Name:  Amy S. Roberts
Title:    Managing Director

EXECUTION COPY

AMENDMENT  NO. 2

DATED AS OF APRIL 6, 2004

TO

RECEIVABLES PURCHASE AGREEMENT

DATED AS OF APRIL 8, 2003

        THIS AMENDMENT NO. 2 TO RECEIVABLES PURCHASE AGREEMENT ("Amendment") is made effective as of this 6th day of April, 2004 by and among PNM Receivables Corp., a Delaware corporation (the "Seller"), Public Service Company of New Mexico, a New Mexico corporation (the "Servicer"), the Investors party to the hereinafter identified and defined Receivables Purchase Agreement, Fleet Securities, Inc., as a Managing Agent, and Fleet Securities, Inc., as Deal Agent for the Investors under such Receivables Purchase Agreement dated as of April 8, 2003 (as amended by that certain Amendment No. 1 dated June 19, 2003, and as amended hereby and as the same may hereafter be amended, modified, supplemented or restated from time to time, the "Receivables Purchase Agreement").  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Receivables Purchase Agreement.

WITNESSETH

        WHEREAS, the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent are parties to the Receivables Purchase Agreement;

        WHEREAS, the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent wish to amend the Receivables Purchase Agreement;

        Whereas, the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent further wish to waive the notice requirement and provide for an extension of liquidity under Section 13.4 of the Receivables Purchase Agreement;

        WHEREAS,the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent have agreed to amend the Receivables Purchase Agreement, provide the waiver and extend the liquidity on the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent have agreed to the following amendment to the Receivables Purchase Agreement.

Amendment to Receivables Purchase Agreement.   Effective as of  the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the  Receivables Purchase Agreement shall be and hereby is amended as follows:

Article I of the Receivables Purchase Agreement is amended:

to delete the definition of "Applicable Margin" in its entirety, and to substitute the following therefor:

"Applicable Margin" means the appropriate applicable percentages, in each case, corresponding to the long term unsecured senior non-credit enhanced debt rating by S&P and Moody's in effect as of the most recent Calculation Date (the "Debt Rating") as shown below:

Pricing Level	Debt Rating	Applicable Margin
I	> BBB+/Baa1	0.875%
II	BBB/Baa2	1.000%
III	BBB-/Baa3	1.125%
IV	BB+/Ba1	1.375%
V	<BB+/Ba1	2.000%

The Applicable Margin shall be determined and adjusted on the date (each a "Calculation Date") one Business Day after the date on which the Originator's Debt Rating is upgraded or downgraded in a manner which requires a change in the then applicable Pricing Level set forth above.  If at any time there is a split in the Originator's Debt Ratings between S&P and Moody's, (i) if both Debt Ratings are BBB-/Baa3 or higher, the Applicable Margin shall be determined by the higher of the two Debt Ratings (i.e. the lower pricing), provided that if the two Debt Ratings are more than one level apart, the Applicable Margin shall be based on the Debt Rating which is one level lower than the higher rating and (ii) if either Debt Rating is BB+/Ba1 or lower, the Applicable Margin shall be determined by the lower of the two Debt Ratings (i.e. the higher pricing).  Each Applicable Margin shall be effective from one Calculation Date until the next Calculation Date.  Any adjustment in the Applicable Margin shall be applicable to all existing Investor Interests as well as any new Investor Interests purchased.

and

to delete the definition of "Credit Agreement" in its entirety, and to substitute the following therefor:

"Credit Agreement" means that certain Credit Agreement by and among the Servicer, as Borrower, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Wachovia Bank, National Association, as Syndication Agent, dated as of November 21, 2003.

Schedule D to the Receivables Purchase Agreement is hereby amended to delete the definition of "Credit Agreement" in its entirety, and to substitute the following therefor:

"Credit Agreement" means that certain Credit Agreement by and among the Servicer, as Borrower, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Wachovia Bank, National Association, as Syndication Agent, dated as of November 21, 2003.

Waiver and Request for Extension.   Pursuant to Section 13.4 of the Agreement, the Seller hereby requests an extension of the Liquidity Termination Date to April 5, 2005.  Each of the parties hereto agrees to waive the notice requirements with regard to the foregoing extension set forth in Section 13.4 of the Agreement.

Conditions of Effectiveness.  The provisions of Section 1 and 2 of this Amendment shall not become effective unless this Amendment shall have been executed by the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent.

Representations and Warranties of the Seller and Servicer.  The Seller and Servicer hereby represent and warrant as follows:

The Seller and Servicer have the legal power and authority to execute and deliver this Amendment and the officers of the Seller and Servicer executing this Amendment have been duly authorized to execute and deliver the same and bind the Seller and Servicer with respect to the provisions hereof.

This Amendment and the Receivables Purchase Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Seller and Servicer, enforceable against them in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally).

Upon the effectiveness of this Amendment, the Seller and Servicer hereby reaffirm all covenants, representations and warranties made in the Receivables Purchase Agreement and the other Transaction Documents to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

There exists no Amortization Event.

Reference to the Effect on the Receivables Purchase Agreement.

Upon the effectiveness of Section 1, on and after the date hereof, each reference in the Receivables Purchase Agreement to "this Receivables Purchase Agreement," "hereunder," "hereof," "herein" or words of like import in each of the Loan Documents shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

Except as specifically amended above, the Receivables Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power of remedy of the Deal Agent, the Managing Agent or the Investors, nor constitute a waiver of any provision of the Receivables Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PNM RECEIVABLES CORP., as Seller

By:___/s/ Terry R. Horn
Name:            Terry R. Horn
Title:            Treasurer

PUBLIC SERVICE COMPANY OF NEW MEXICO, as Servicer

By: ___/s/ Terry R. Horn
Name:            Terry R. Horn
Title:            Vice President and Treasurer

EAGLEFUNDING CAPITAL CORPORATION, as Conduit Investor

By: Fleet Securities, Inc., as attorney-in-fact

By:____/s/ John T. Hackett, III

Name:     John T. Hackett, III

Title:            Managing Director

FLEET NATIONAL BANK, as Alternate Investor

By: Fleet Securities, Inc., as agent for Fleet National Bank

By:      /s/ Amy Roberts                                    _

Name:     Amy Roberts

Title:            Managing Director

FLEET SECURITIES, INC., as Managing Agent and as Deal Agent

By:     /s/ Amy Roberts                                    _

Name:     Amy Roberts

                                                            Title:            Managing Director

EXECUTION VERSION

AMENDMENT  NO. 3

DATED AS OF OCTOBER 15, 2004

TO

RECEIVABLES PURCHASE AGREEMENT

DATED AS OF APRIL 8, 2003

        THIS AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT ("Amendment") is made effective as of this 15th day of October, 2004 by and among PNM Receivables Corp., a Delaware corporation (the "Seller"), Public Service Company of New Mexico, a New Mexico corporation (the "Servicer"), the Investors party to the hereinafter identified and defined Receivables Purchase Agreement, Bank of America, N.A., as successor-in-interest to Fleet Securities, Inc., as a Managing Agent, and Bank of America, N.A., as successor-in-interest to Fleet Securities, Inc., as Deal Agent for the Investors under such Receivables Purchase Agreement dated as of April 8, 2003 (as amended by that certain Amendment No. 1 dated June 19, 2003, and that certain Amendment No. 2 dated April 6, 2004, as modified by that certain Assignment dated April 28, 2004 and as amended hereby and as the same may hereafter be amended, modified, supplemented or restated from time to time, the "Receivables Purchase Agreement").  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Receivables Purchase Agreement.

WITNESSETH

        WHEREAS, the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent are parties to the Receivables Purchase Agreement;

        WHEREAS, the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent wish to amend the Receivables Purchase Agreement;

        WHEREAS, the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent have agreed to amend the Receivables Purchase Agreement on the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent have agreed to the following amendment to the Receivables Purchase Agreement.

Amendment to Receivables Purchase Agreement.   Effective as of  the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Receivables Purchase Agreement shall be and hereby is amended as follows:

Article I of the Receivables Purchase Agreement is amended to delete the definition of "Deemed Collections" in its entirety and to substitute the following therefor:

"Deemed Collections" means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable.  Seller shall be deemed to have received a Collection of the full Outstanding Balance of a Receivable (i) if such Receivable is (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment (including without limitation as a result of billing errors,  meter-reading errors, rate adjustments or allowances for outages) or otherwise by Seller (other than cash Collections on account of such Receivable) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), provided that a Deemed Collection in respect of a Receivable equal to or greater than $100,000 may be reduced to the extent that a subsequent charge is invoiced to the Obligor and recorded in the same period, or (ii) if any of the representations or warranties in Article VI are no longer true with respect to such Receivable.

Article I of the Receivables Purchase Agreement is amended to delete the definition of "Delinquency Ratio" in its entirety and to substitute the following therefor:

"Delinquency Ratio" means, at any time, the three Accrual Period rolling average of the ratio (expressed as a percentage) equal to, for each such Accrual Period, (i) the aggregate Outstanding Balance of all Receivables which are more than thirty (30) and less than sixty-one (61) days past invoice as of the last day of such Accrual Period divided by (ii) the aggregate Original Balance of all Receivables as of the last day of such Accrual Period.

The definition of "Settlement Date" in Article I is hereby amended to delete the phrase "the 17th of each Calendar Month" and to substitute the phrase "the 19th of each Calendar Month" therefor.

Section 9.5 is hereby amended to delete the phrase "on the 12th day of each month" and to substitute the phrase "on the 14th day of each month" therefor.

Waiver.  Solely with respect to the Dilution Ratio for the Accrual Period ended August 31, 2004:

The notice requirement in Section 8.1(b) for an Amortization Event or Potential Amortization Event which may have resulted solely from such Dilution Ratio reported for the above described Accrual Period is hereby waived; and

Any Amortization Event or Potential Amortization Event under Section 10.1(f) which may have resulted solely from such Dilution Ratio reported for the above described Accrual Period is hereby waived.

Conditions of Effectiveness.  The provisions of Section 1 and 2 of this Amendment shall not become effective unless this Amendment shall have been executed by the Seller, the Servicer, the Investors, the Managing Agent and the Deal Agent.

Representations and Warranties of the Seller and Servicer.  The Seller and Servicer hereby represent and warrant as follows:

The Seller and Servicer have the legal power and authority to execute and deliver this Amendment and the officers of the Seller and Servicer executing this Amendment have been duly authorized to execute and deliver the same and bind the Seller and Servicer with respect to the provisions hereof.

This Amendment and the Receivables Purchase Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Seller and Servicer, enforceable against them in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally).

Upon the effectiveness of this Amendment, the Seller and Servicer hereby reaffirm all covenants, representations and warranties made in the Receivables Purchase Agreement and the other Transaction Documents to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

There exists no Amortization Event.

Reference to the Effect on the Receivables Purchase Agreement.

Upon the effectiveness of Section 1, on and after the date hereof, each reference in the Receivables Purchase Agreement to "this Receivables Purchase Agreement," "hereunder," "hereof," "herein" or words of like import in each of the Loan Documents shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

Except as specifically amended above, the Receivables Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power of remedy of the Deal Agent, the Managing Agent or the Investors, nor constitute a waiver of any provision of the Receivables Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PNM RECEIVABLES CORP., as Seller

By:____/s/ Terry R. Horn
Name:            Terry R. Horn
Title:            Treasurer

PUBLIC SERVICE COMPANY OF NEW MEXICO, as Servicer

By:___/s/ Terry R. Horn
Name:            Terry R. Horn
Title:            Vice President and Treasurer

YC SUSI TRUST, as Conduit Investor

By:  Bank of America, N.A., as Administrative Trustee

By:___/s/ Charu Mani

Name:     Charu Mani

Title:            Vice President

BANK OF AMERICA, N.A., as Alternate Investor

By: ___/s/ Charu Mani

Name:     Charu Mani

Title:            Vice President

BANK OF AMERICA, N.A., as Managing Agent and as Deal Agent

By: ___/s/ Charu Mani

Name:     Charu Mani

                                                            Title:            Vice President